May 13, 2008


VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re: Diamond Portfolio Investment Trust; File Nos. 333-146482 and 811-22129 Filing Pursuant to Rule 497(e)

Ladies and Gentlemen:

On behalf of our client, Diamond Portfolio Investment Trust, we are filing, pursuant to Rule 497(e) under the Securities Act of 1933, a supplement dated April 21, 2008 to the Diamond Portfolio Investment Trust R-3 Shares' Prospectus dated December 17, 2007.

Please contact Ms. Amy Kutschka at 816.983.8296 with your questions or comments.

Very truly yours,

Commonwealth Shareholder Services, Inc.,
As Administrator

This supplement is to be read in conjunction with the prospectus dated December 17, 2007. This supplement, together with the prospectus, constitutes a current prospectus.



                       DIAMOND PORTFOLIO INVESTMENT TRUST
                   PROSPECTUS SUPPLEMENT DATED APRIL 21, 2008


The following supplements, amends and replaces the information appearing under the heading "DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS - Waiver of Redemption Fee" on page 13 of the R-3 Shares Prospectus:

"The redemption fee on R-3 is waived for:


(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

(2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

(3) certain withdrawals or redemptions resulting from periodic rebalancing activities in retirement plan accounts;

(4) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(5) withdrawals through Systematic Monthly Investment (systematic withdrawal plan)."




                       PLEASE RETAIN FOR FUTURE REFERENCE